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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-75686, 333-72248, 333-51912, 333-35223, 33-60459, 33-67128, 33-56913,
33-17552, 33-41660, 33-19183, 33-50998, 33-60457 and 333-84959 on Form S-8
and No. 33-56921 on Form S-3 of The Timberland Company of our reports dated February 6, 2002, appearing in this Annual Report on Form 10-K of The Timberland Company for the year ended December 31, 2001.

Boston, Massachusetts
March 28, 2002